Exhibit 99.1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of December 31, 2019 (this “Agreement”), is made by and among SIEBERT FINANCIAL CORP., a New York corporation (“Parent”), MURIEL SIEBERT & CO., INC., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), STOCKCROSS FINANCIAL SERVICES, INC., a Massachusetts corporation (the “Company”), and each of the shareholders of the Company (each, a “Shareholder” and collectively, the “Shareholders”).  Parent, Merger Sub, the Company and the Shareholders are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”  Capitalized terms used herein and not otherwise defined shall have the meanings given to them in Article I hereof.

RECITALS

WHEREAS, each Shareholder authorized the Company’s Board of Directors in writing, as provided Article 8 of the Company’s By-Laws, that they accept the July 12, 2019 Board Resolution authorizing the Merger (as defined below) in exchange for the Per Share Merger Consideration;

WHEREAS, the respective board of directors of Parent, Merger Sub and the Company have (a) determined that the merger of the Company with and into Merger Sub, upon the terms and subject to the conditions set forth herein (the “Merger”), is fair to, and in the best interest of, each corporation and its respective stockholders, and declared advisable this Agreement and the Merger, (b) authorized and approved this Agreement, the Merger and the consummation of the Contemplated Transactions, and (c) recommended that their respective stockholders adopt this Agreement;
WHEREAS, upon the consummation of the Merger, subject to the terms and conditions set forth herein, each issued and outstanding share of class a common stock, par value $0.0006 per share, of the Company (each, a “Share” and, collectively, the “Shares”), then issued and outstanding will be converted into the right to receive the Per Share Merger Consideration;
WHEREAS, each Shareholder represents that all Shareholders have executed acceptable written notice under Article 8 of the Company’s By-Laws to allow the Contemplated Transactions.

WHEREAS, Merger Sub shall assume all liabilities of the Company;

WHEREAS, the Company is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) and a member in good standing of the Financial Industry Regulatory Authority (“FINRA”);

WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, following the closing of the Merger, the Company will file with the SEC to withdraw as a broker-dealer.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, representations, warranties and covenants herein contained, and for other good and valuable consideration, the value, receipt and sufficiency of which are acknowledged, the Parties agree as follows:

ARTICLE I DEFINITIONS

1.1 “Contemplated Transactions” means the transactions contemplated by this Agreement.

1.2 “DGCL” means the Delaware General Corporation’s Law, as amended.

1.3 “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

1.4 “FINRA” means the Financial Industry Regulatory Authority.

1.5 Governmental Entity means any supranational, national, state, municipal, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority.

1.6 “Law” or “Laws” means any constitution, law, statute, treaty, rule, standard, regulation, ordinance or other pronouncement having the effect of law in the United States of America, any foreign country or any domestic or foreign state, municipal, county, city or other political subdivision or of any Governmental Entity.

1.7 “MBCA” means the Massachusetts Business Corporation Act, as amended.

1.8 “Per Share Merger Consideration” means an amount equal to the quotient of (x) the Merger Consideration divided by (y) the aggregate number of Shares issued and outstanding immediately before the Effective Time
1.9 “Regulatory Agencies” means collectively, SRO’s and Governmental Entities.

1.10 “Securities Act” means the Securities Act of 1933, as amended.

1.11 “SRO” shall mean any domestic or foreign securities, broker-dealer or other financial services industry self-regulatory organization, including FINRA.

ARTICLE II MERGER

2.1 Merger.

(a) Upon the terms and subject to the conditions of this Agreement, at the Closing, Merger Sub and the Company shall duly prepare, execute and acknowledge (i) a certificate of merger, in accordance with Section 251 of the DGCL (the “Certificate of Merger”), that shall be filed with the Secretary of the State of Delaware on the date hereof and in accordance with the provisions of the DGCL and this Agreement and (ii) articles of merger, in accordance with the MBCA (the “Articles of Merger”), that shall be filed with the Secretary of the Commonwealth of Massachusetts on the date hereof and in accordance with the provisions of the MBCA and this Agreement.  The Merger shall become effective upon the filing of the Certificate of Merger and the Articles of Merger (or at such later time set forth in the Certificate of Merger and the Articles of Merger as may be agreed to by Merger Sub and the Company in writing).  The date and time when the Merger becomes effective is referred to herein as the “Effective Time.”

(b) On the terms and subject to the conditions set forth herein and in accordance with the DGCL and the MBCA, at the Effective Time, Company shall be merged with and into the Merger Sub, the separate corporate existence of the Company shall cease, and Merger Sub shall continue as the surviving corporation under the laws of the State of Delaware (the “Surviving Corporation”).

(c) From and after the Effective Time, the Merger shall have the effects set forth in Section 259(a) of the DGCL.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations and duties of the Company and Merger Sub shall become debts, liabilities, obligations and duties of the Surviving Corporation.

2.2 Certificate of Incorporation and Bylaws of the Surviving Corporation.  At the Effective Time and without any further action on the part of any Party, the certificate of incorporation of Merger Sub, as in effect immediately before the Effective Time, shall be the certificate of incorporation of the Surviving Corporation as of the Effective Time, until duly amended in accordance with applicable Law.  At the Effective Time and without any further action on the part of any Party, the bylaws of Merger Sub, as in effect immediately before the Effective Time, shall be the bylaws of the Surviving Corporation as of the Effective Time, until duly amended in accordance with applicable Law.

2.3 Directors and Officers of the Surviving Corporation.  At the Effective Time, the directors of Merger Sub immediately before the Effective Time shall be the directors of the Surviving Corporation, each of such directors to hold office subject to the provisions of the certificate of incorporation and bylaws of the Surviving Corporation.  At the Effective Time, the officers of Merger Sub immediately before the Effective Time shall be officers of the Surviving Corporation, each of such officers to hold office subject to the provisions of the certificate of incorporation and bylaws of the Surviving Corporation.

2.4 Conversion of Target Shares in the Merger.  At the Effective Time, upon the terms and subject to the conditions of this Agreement, by virtue of the Merger and without any action on the part of any party, each Share shall be converted into, and become exchangeable for, the number of shares of validly issued, fully paid and nonassessable common stock of Parent (“Parent Common Stock”) equal to the Conversion Ratio.  As used herein, the “Conversion Ratio” means a faction, the numerator of which is equal to (i) $29,750,000.00, divided by (ii) $9.0185 (the closing price of Parent’s shares as reported on the NASDAQ market on July 12, 2019, adjusted for marketability and restriction discounts of 15%); and the denominator of which is equal to the sum of Shares currently outstanding.  The consideration referred to in this Section 2.5 is hereinafter referred to as the “Merger Consideration”.  All shares of Parent Common Stock issued to the Shareholders shall bear a one-year restrictive legend.

ARTICLE III CONDITIONS TO OBLIGATIONS OF EACH PARTY
          3.1 Conditions to the Obligations of Each Party. The respective obligations of each of the Parties to consummate the Contemplated Transactions are subject to the satisfaction of the following conditions, unless waived in writing by all Parties:

(d) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction preventing the consummation of the Contemplated Transactions shall be in effect.

(e) No suit, Action or Proceeding shall be pending or threatened against any Party before any court, arbitral entity or Governmental Entity which, in the reasonable opinion of counsel for of any Party, would be likely to restrain or prohibit any such Party from consummating the Contemplated Transactions or result in damages or other relief being obtained from such Party by a non-affiliated Person.

(f) All approvals or consents from any Governmental Entity with respect to any Party that are necessary to complete the Contemplated Transactions shall have been obtained, provided that such approval does not materially and adversely modify any of the rights or obligations of any Party.

3.2 Conditions to Obligations of Parent. The obligations of Parent to consummate the Contemplated Transactions are further subject to satisfaction or waiver at or prior to the Closing Date of the following conditions:

(a) The representations and warranties of the Shareholders and the Company in this Agreement shall be true and correct in all material respects (except for those qualified by materiality, which shall be true in correct in all respects) as of the Closing Date, and each of the Shareholders and the Company shall have performed all material obligations required to be performed by such Party under this Agreement;

(b) There shall be no Material Adverse Effect.

3.3 Conditions to Obligations of the Shareholders and the Company. The obligations of the Shareholders and the Company to consummate the Contemplated Transactions are further subject to satisfaction or waiver at or prior to the Closing Date of the following conditions:

(a) The representations and warranties of Parent in this Agreement shall be true and correct in all material respects (except for those qualified by materiality, which shall be true in correct in all respects) as of the date of this Agreement and as of the Closing Date and Parent shall have performed all material obligations required to be performed by it under this Agreement;

(b) Parent is in the process of approving the issuance of the Parent Common Stock, pursuant to Nasdaq Rule 5635(a), to the Shareholders as payment of the Merger Consideration;
(c) Delivery of stock certificates as per the instructions of the shareholders representing the Merger Consideration; and

(d) There shall be no Material Adverse Effect.
3.4 Closing. The consummation of the Contemplated Transactions (the “Closing”) shall take place by telecopy or email delivery (immediately followed by overnight delivery) as soon as practicable after all conditions precedent in Sections 3.1, 3.2 and 3.3 has been satisfied or waived.

3.5 Procedure at Closing. All of the actions to be taken and documents to be executed and delivered at the Closing shall be deemed to be taken, executed and delivered simultaneously, and no such action, execution or delivery shall be effective until all actions to be taken and executions and deliveries to be effected at the Closing are complete. At the Closing:

(a) The Shareholders shall, or shall cause the Company to, execute and deliver to Parent the following documents, in all cases in form reasonably satisfactory to Parent:
(i)
a certificate of the Company, dated as of the Closing Date, as to (A) the resolutions of the Board of Directors of the Company authorizing the execution and performance of this Agreement and the Contemplated Transactions and (B) incumbency and signatures of the officers of the Company executing this Agreement and any agreements, certificates or other documents contemplated by this Agreement;

(ii)	a certificate, duly executed by the authorized officer of the Company, confirming the satisfaction of the conditions contained in Section 3.2 hereof; and

(iii)	written evidence of the receipt of all necessary authorizations from all Regulatory Agencies.

(b) Parent shall execute and deliver to the Shareholders the following documents, in all cases in form reasonably satisfactory to the Shareholders:
(i)	a certificate of the Secretary of Parent, dated as of the Closing Date, as to (A) the resolutions of the Board of Directors of Parent authorizing the execution and performance of this Agreement.

(ii)	a certificate, duly executed by the authorized officer of Parent, confirming the satisfaction of the conditions contained in Section 3.2 hereof; and

(iii)	written evidence of the receipt of all necessary authorizations from all Regulatory Agencies.

ARTICLE IV REPRESENTATIONS AND WARRANTIES
OF THE SHAREHOLDERS AND THE COMPANY

Each of the Shareholders and the Company represent and warrant to Parent as follows:

4.1 Organization, Power, Standing and Qualification. The Shareholders own all of the outstanding securities of the Company.  The Shareholders have all requisite power and authority to enter into and perform their respective obligations under this Agreement.  The Company is a corporation duly incorporated, validly existing under the Laws of the Commonwealth of Massachusetts, and has all requisite corporate power and authority to carry on the Business as currently conducted by it and to enter into and perform its obligations under this Agreement.

4.2 Due Authorization. The execution, delivery and performance of this Agreement has been duly and validly authorized by all necessary action of the Shareholders. Without limiting the generality of the foregoing, the Company’s board of directors and stockholders have duly authorized the execution, delivery and performance of this Agreement. This Agreement has been duly and validly executed and delivered by the Shareholders and is a valid and binding obligation of each Shareholder, enforceable against each Shareholders in accordance with its terms, except, in respect of this Agreement, as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors, and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.3 Compliance with Other Instruments and Laws. The execution and delivery of this Agreement does not, and the performance of this Agreement and the consummation of the Contemplated Transactions will not, (i) violate or conflict with the provisions of the articles of organization of the Company, (ii) result in the imposition of any Lien under, cause the acceleration of any obligation under, result in a material breach of, constitute a default under or otherwise violate or conflict with the terms, conditions or provisions of, any note, indenture, trust, pledge, mortgage, lease, guaranty or other agreement or instrument to which any Shareholder or the Company is a party or is bound or (iii) result in a breach or violation by any Shareholder or the Company of any of the terms, conditions or provisions of any Law or Order or (iv) require any consent or approval of, filing with or notice to, any Governmental Entity.

4.4 Compliance with Law. Neither any Shareholder nor the Company is in material violation of any Law or Order to which the Company is subject or otherwise bound.  The Company has filed all reports required to be filed with any Governmental Entity on or before the date hereof; except where the failure to so file is not material, and all such authorizations of Governmental Entities are presently valid and in full force and effect.  To the knowledge of the Shareholders, the Company is not under investigation with respect to a violation of any Law.
4.5 No Fraudulent Conveyance. Neither the Shareholders nor the Company is not entering into this Agreement with the intent to defraud, delay or hinder their creditors. The Contemplated Transactions will not constitute a fraudulent conveyance or otherwise give rise to any right of any creditor of any Shareholder.

4.6 Representations Complete. Neither the representations made by the Shareholders, nor any certificate furnished by the Shareholders or the Company pursuant to this Agreement, contain any untrue statement of a material fact or, to the knowledge of the Shareholders, omits to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

4.7 Limitations on Representations and Warranties. Except for the representations and warranties specifically set forth in this Agreement, neither the Shareholders nor the Company or any of its officers, directors, employees, agents, or representatives, nor any other Person, makes or shall be deemed to make any representation or warranty to Parent, express or implied, at law or in equity, with respect to the Contemplated Transactions, and the Shareholders hereby disclaims any such representation or warranty whether by any Shareholder or the Company or any of its officers, directors, employees, agents, or representatives, or any other Person.

ARTICLE V
REPRESENTATION AND WARRANTIES OF PARENT

Parent represents and warrants to the Shareholders and the Company as follows:

5.1 Organization, Power, Standing and Qualification. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.  Parent has all corporate power, authority and permits necessary to carry on it business as it has been and is currently being conducted.  Parent has all requires corporate power and authority to enter into and perform its obligations under this Agreement.

5.2 Due Authorization.  The execution and delivery of this Agreement and each Ancillary Agreement to which it is a party by Parent and the performance of its obligations hereunder and thereunder and the Contemplated Transactions have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Sub.  The issuance of the Parent Common Stock by Parent to the Shareholders has been, or will be prior to the Closing, duly authorized and approved by Parent’s board of directors and shareholders.  This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and is a valid and binding obligations of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, , except, in respect of this Agreement, as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors, and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)

ARTICLE VI ADDITIONAL COVENANTS AND AGREEMENTS
6.1 Conduct of the Shareholders.

(a) Except as contemplated by this Agreement, during the period from the date hereof to the Closing Date, the Shareholders each agree to (i) maintain management in place and maintain oversight so that the Company conducts its business in accordance with its ordinary and usual course of business and in compliance with the Securities Act and the Exchange Act; (ii) use its best efforts, subject to the foregoing, to preserve the Company’s business organization, keep available to the Company the services of the Company’s officers and employees and maintain satisfactory relationships with customers, suppliers and others having business relationships with it; (iii) confer with representatives of Parent to keep them informed with respect to operational matters of a material nature and to report the general status of the ongoing operations of the business of the Company; and (iv) maintain the Company’s books and records in compliance with the Exchange Act.

6.2 Regulatory Consents, Authorizations, etc. Each Party will use its reasonable best efforts to obtain all consents, authorizations, orders and approvals of, and to make all filings and registrations with, any governmental commission, board or other regulatory body or any other Person which is required for or in connection with the consummation by it of the Contemplated Transactions and will cooperate fully with the other Parties in assisting them to obtain such consents, authorizations, orders and approvals and to make such filings and registrations. No Party will take or omit to take any action for the purpose of delaying, impairing or impeding the receipt of any required consent, authorization, order or approval or the making of any required filing or registration.

ARTICLE VII CONDITIONS TO THE CLOSING
7.1 Conditions to Closing and Parent’s Obligation to Close. The obligation of Parent to consummate the Contemplated Transactions including, without limitation, the issuance of the Parent Common Stock, are subject to the fulfillment, to the reasonable satisfaction of Parent, prior to or on the Closing Date of each of the following conditions:

(a) Regulatory Consents, Authorizations, etc. All consents, authorizations, orders and approvals of, and filings and registrations with, any Regulatory Agencies which are required for or in connection with the execution and delivery of this Agreement and the consummation by each party hereto of the Contemplated Transactions shall have been obtained or made.
(b) Representations, Warranties, Covenants, etc. The representations and warranties of the Shareholders and the Company contained in this Agreement, shall have been true and correct in all material respects on the date hereof.
(c) Litigation; Other Events. No claim, action, suit or proceeding shall have been instituted or shall be threatened by any Person which seeks to prohibit, restrict or delay consummation of the Merger, or any of the conditions to consummation of such Merger, or to subject Parent or its directors, officers, employees or agents to liability on the ground that it or they has breached any law or regulation or otherwise acted improperly in relation to the Contemplated Transactions nt.

7.2 Conditions to Closing and the Shareholder’s and the Company’s Obligation to Close. The obligations of the Shareholders and the Company to consummate the Contemplated Transactions on the Closing Date, are subject to fulfillment, to the reasonable satisfaction of the Shareholders, on or prior to the Closing Date, of each of the following conditions:

(a) Regulatory Consents, Authorizations, etc. All consents, authorizations, orders and approvals of, and filings and registrations with, any Regulatory Agencies which are required for or in connection with the execution and delivery of this Agreement and the consummation by each party hereto of the Contemplated Transactions shall have been obtained or made.
(b) Representations, Warranties, Covenants, etc. The representations and warranties of Parent contained in this Agreement, shall have been true and correct in all material respects on the date hereof and, shall also be true and correct in all material respects on and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and Parent shall have performed or complied in all material respects required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c) Litigation; Other Events. No claim, action, suit or proceeding shall have been instituted or shall be threatened by any Person which seeks to prohibit, restrict or delay consummation of the Merger, or any of the conditions to consummation of the Merger or to subject any Shareholder or the Company or any of the Company’s directors, officers, employees or agents to liability on the ground that it or they has breached any law or regulation or otherwise acted improperly in relation to the Contemplated Transactions.

ARTICLE VIII TERMINATION
8.1 Prior to the Closing Date. This Agreement may be terminated at any time prior to the Closing Date:

(a) By the written agreement of Parent and the Company;

(b) At the option of Parent or the Company if (i) Parent or the Company sustains a material loss; (ii) trading in securities on the New York Stock Exchange has been suspended or limited; (iii) material governmental restrictions has been imposed on trading in securities generally (not in force and effect on the date hereof); (iv) a banking moratorium has been declared by federal authorities; (v) an outbreak of major international hostilities or other national or international calamity has occurred; (vi) a pending or threatened legal or governmental proceeding or action relating to the financial condition of the Company, or a notification has been received by any of the Parties of the threat of any such proceeding or action, which could materially adversely affect the Company; (vii) the passage by the Congress of the United States or by any state legislative body of similar impact, of any measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is reasonably believed likely by Parent to has a material adverse impact on the Company; (viii) any material adverse change in the financial or securities markets beyond normal market fluctuations has occurred since the date of this Agreement, and is continuing, and is reasonably expected to has material adverse effect on the Contemplated Transactions; (ix) a terrorist attack upon the United States; or (x) any material adverse change has occurred with respect to the Company (each, a “Material Adverse Effect”).

8.2 Liabilities upon Termination prior to the Closing Date. In the event of the termination of this Agreement prior to the Closing Date, this Agreement shall thereafter be valid solely to the extent performed, but shall become void and has no effect as to the obligations of the Parties as to all matters to be performed on or after the Closing Date, and no Party shall have any liability concerning those matters to be performed after the Closing Date to the other Parties or their respective stockholders, directors, officers, employees or agents in respect thereof, except that nothing herein will relieve any party from liability for any willful breach of any covenant herein contained prior to such termination.  If this Agreement is terminated prior to the Closing Date, each of the Parties shall bear their own expenses incurred in negotiating the Contemplated Transactions and the preparation of this Agreement.

ARTICLE IX SURVIVAL; INDEMNIFICATION
9.1 Survival of Representations and Warranties; Survival of Indemnities. All representations and warranties made by all Parties herein or contained in a certificate delivered pursuant hereto shall survive the Closing Date for a period of one (1) year. Any claim for indemnification under Sections 9.2 or 9.3 hereof shall be waived unless the indemnitee shall have given notice of such claim within the applicable period specified in the preceding sentence. The indemnification provisions set forth in this Article IX shall survive the Closing Date for a period of one (1) year.

9.2 Indemnification of Parent. The Shareholders each covenant and agree with Parent that, regardless of any investigation made at any time by or on behalf of Parent or any information Parent may has, the Shareholders shall indemnify Parent and each of its successors, assigns, employees, officers, directors and agents (the “Parent Indemnified Parties”), and hold them harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses which are caused by, result from or arise out of:

(a) Any breach or default in the performance by the Shareholders of any covenant or agreement of the Shareholders contained in this Agreement;

(b) Any breach of a representation or warranty made by the Shareholders herein or in any Certificate, or other document or instrument delivered to Parent by the Shareholders pursuant hereto;

(c) Any claim made against Parent in connection with or relating to any liability or obligation of the Company (whether accrued absolute, contingent or otherwise), arising or accruing prior to the Closing Date.

(d) Any and all actions, suits, proceedings, claims, demands, judgments, compromises, assessments, settlements, costs and expenses (including reasonable legal fees and disbursements of counsel and court costs) incident to any of the foregoing (each a “Claim”).
9.3 Indemnification of the Shareholders. Parent covenants and agrees with the Shareholders that Parent shall indemnify the Shareholders and each of their respective successors and assigns (the “Company Indemnified Parties”) and hold them harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses which are caused by, result from or arise out of:

(a) Any breach or default in the performance by Parent of any covenant or agreement of Parent contained in this Agreement;
(b) Any breach of a representation or warranty made by Parent herein or in any certificate or other document or instrument delivered to the Shareholders or the Company by or on behalf of Parent pursuant hereto;
(c) Any and all Claims (including reasonable legal fees and disbursements of counsel and court costs) incident to any of the foregoing.

9.4 Right to Defend, Etc. If the facts giving rise to any such indemnification shall involve any actual Claim or demand by any third party against a Company Indemnified Party or Parent Indemnified Party (in each case generally referred to as an “Indemnified Party”), the Indemnifying Party shall be entitled to notice of and entitled (without prejudice) to the right of any Indemnified Party to participate at its expense through counsel of its own choosing to defend or prosecute such claim at its expense and through counsel of its own choosing if it gives written notice of its intention to do so no later than the time by which the interests of the Indemnified Party would be materially prejudiced as a result of its failure to has received such notice; provided, however, that if the defendants in any action shall include both an Indemnifying Party and an Indemnified Party and the Indemnified Party shall have been advised by its counsel that the counsel selected by the Indemnifying Party has a conflict of interest because of the availability of different or additional defenses to the Indemnified Party, the Indemnified Party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the Indemnifying Party; provided, further, however, that if there is more than one Indemnified Party, the Indemnifying Party shall only be required to pay the expense of one additional counsel other than its own. Notwithstanding the foregoing, (i) the failure to so notify the Indemnifying Party within such time as would materially prejudice the Indemnifying Party's right to defend or prosecute such claim shall relieve such Indemnifying Party of any liability which it may has to any Indemnified Party; and (ii) the Indemnifying Party shall not be required to pay or reimburse the Indemnified Party for any costs or expenses associated with any counsel hired by the Indemnified Party prior to receipt of such notice by the Indemnifying Party. The Indemnified Party shall cooperate fully in the defense of such claim and shall make available to the Indemnifying Party pertinent information under its control relating thereto, but shall be entitled to be reimbursed, as provided in this Article IX, for all out-of-pocket costs and expenses payable to third parties incurred by it in connection therewith. If any Indemnifying Party assumes the defense of any such claim, the Indemnifying Party will hold the Indemnified Party harmless from and against any and all damages arising out of any settlement approved by such Indemnifying Party or any judgment in connection with such claim or litigation. Payment by an Indemnifying Party to an Indemnified Party shall be made within ten days after demand, unless there is a claim or demand by a third party in which event payment shall be made within ten days after final judgment, settlement or compromise, as the case may be.

9.5 Limitations on Indemnification Obligations. No Claim may be made against the Shareholders, on the one hand, or Parent, on the other hand, for indemnification pursuant to this Article IX with respect to any individual Claim, unless the aggregate of (i) all Claims of the Parent Indemnified Parties with respect to Section 9.2 or (ii) all Claims of the Company Indemnified Parties with respect to Section 9.3, shall exceed $100,000 and, in such event, the Shareholders, on the one hand, or Parent, on the other hand, shall be required to pay the aggregate amount of any such Claims, subject to the limitations described in the following sentence.  Additionally, except as otherwise provided herein, (a) the aggregate amount of all Claims payable by the Shareholders to the Parent Indemnified Parties shall not exceed $1,000,000, and (b) the aggregate amount of all Claims payable by Parent to the Company Indemnified Parties shall also not exceed $1,000,000.

ARTICLE X MISCELLANEOUS
10.1 Waiver of Conditions. Any party may, at its option, waive, in writing, any or all of the conditions herein contained to which its obligations hereunder are subject.
10.2 Notices. All notices, requests or other communications to any of the parties by another party shall be in writing and shall be deemed duly given on the earlier of the date the same is delivered in person, when deposited with a nationally recognized overnight courier service which provides receipt of delivery, or when deposited in the United States mail, certified or registered, postage prepaid, return receipt, as follows:

If to the Shareholders, to:

c/o StockCross Financial Services, Inc.
9464 Wilshire Boulevard
Beverly Hills, California 90212
Attention: Michael J. Colombino, CFO
Email: michael.colombino@stockcross.com

With a copy to:
StockCross Financial Services, Inc.
9464 Wilshire Boulevard
Beverly Hills, California 90212
Attention: George Kupper
Email: george.kupper@stockcross.com

If to Parent, to:

Siebert Financial Corp.
120 Wall Street
New York, New York 10005
Attention: Andrew Reich
Email: areich@siebertnet.com

Siebert Financial Corp.
120 Wall Street
New York, New York 10005
Attention: Daniel Logue
Email: dlogue@siebertnet.com

Any party may designate, by notice in writing to the other parties, a new address to which notices, requests and other communications hereunder shall be given.

10.3 Arbitration. Any dispute with respect to or arising out of this Agreement will be decided by arbitration, in accordance with the rules of FINRA, before FINRA. The arbitration panel in any such proceeding is hereby granted the authority to award money damages, injunctive relief and costs and attorneys’ fees and disbursements; provided, however, that the arbitrator shall not grant any award in excess or beyond the terms provided in this Agreement. The award rendered in that arbitration will be binding on the parties and judgment upon the award can be entered by any court within the State of New York or the Commonwealth of Massachusetts.

10.4 Counterparts. This Agreement and any amendments, waivers, consents, or supplements may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement, any amendments, waivers, consents or supplements, by facsimile or email shall be as effective as delivery of a manually executed counterpart thereof.

10.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.
10.6 Amendments. This Agreement may not be modified or changed except by an instrument or instruments, in writing, executed by the parties hereto.
10.7 Miscellaneous.

(a) This Agreement constitutes the entire agreement and understanding and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and is not intended to confer upon any other Person any rights or remedies hereunder.

(b) Unless consented to in writing by all of the Parties hereto, this Agreement shall not be assigned by operation of law or otherwise.
(c) This Agreement shall be construed and governed in all respects, including validity, interpretation and effect, by the laws of the Commonwealth of Massachusetts without regard to the conflicts of laws principles thereof or the actual domiciles of the parties hereto. Any action relating hereto shall be venued in New York, New York.

(d) This Agreement shall be cancelled unless all parties hereto has executed this Agreement and has provided all other parties with a manually executed copy of his or her execution page within five (5) business days of the date first above written.

Remainder of Page Intentionally Left Blank

IN WITNESS WHEREOF, The Parties hereto have caused this Agreement to be duly executed as of the date first written.

PARENT:

SIEBERT FINANCIAL CORP.,
a New York corporation

By:	/s/ Andrew Reich
Name:	Andrew Reich,
Title:	Chief Financial Officer

MERGER SUB:

MURIEL SIEBERT & CO., INC.,
a Delaware corporation,

By:	/s/ Andrew Reich
Name:	Andrew Reich
Title:	CEO

COMPANY:

STOCKCROSS FINANCIAL SERVICES, INC.

By:	/s/ Michael J. Colombino
Name:	Michael J. Colombino
Title:	CFO

[Signature Page to Agreement and Plan of Merger]

SHAREHOLDERS:

/s/ John M. Gebbia
John M. Gebbia

/s/ Richard S. Gebbia
Richard S. Gebbia

/s/ David J. Gebbia
David J. Gebbia

/s/ Andrew McDonald
Andrew McDonald

/s/ Martin H. Kaplan
Martin H. Kaplan

/s/ Gloria Gebbia
Gloria Gebbia

/s/ Charles Zabatta
Charles Zabatta

/s/ Andrew Reich
Andrew Reich

/s/ Anthony Gulemmo
Anthony Gulemmo

/s/ Michael J. Colombino
Michael J. Colombino

/s/ Rod Gonzales
Rod Gonzales

[Signature Page to Agreement and Plan of Merger]

SHAREHOLDERS (CONTINUED):

/s/ Madison Gebbia
Madison Gebbia

/s/ John T. Gebbia
John T. Gebbia

/s/ Tristan Gebbia
Tristan Gebbia

/s/ Timothy O'Leary
Timothy O'Leary

/s/ Daniel Logue
Daniel Logue

/s/ Peter Sosnowski
Peter Sosnowski

[Signature Page to Agreement and Plan of Merger]

CLOSING CERTIFICATION

The undersigned confirms that the Agreement and Plan of Merger closed as of December 31, 2019 in accordance with its terms.

PARENT:

SIEBERT FINANCIAL CORP.,
a New York corporation

By:	/s/ Andrew Reich
Name:	Andrew Reich,
Title:	Chief Financial Officer

MERGER SUB:

MURIEL SIEBERT & CO., INC.,
a Delaware corporation,

By:	/s/ Andrew Reich
Name:	Andrew Reich
Title:	CEO

COMPANY:

STOCKCROSS FINANCIAL SERVICES, INC.

By:	/s/ Michael J. Colombino
Name:	Michael J. Colombino
Title:	CFO

SHAREHOLDERS
As of December 31, 2019
	By:	/s/ Michael J. Colombino
Michael J. Colombino, Power of Attorney

[Signature Page to Agreement and Plan of Merger]